SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report
(Date of earliest event reported):

November 2, 2000

DIGITAL LAVA INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14831	95-4584080
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

13160 Mindanao Way, Suite 350
Marina del Rey, CA		90292
(Address of Principal Executive Offices)		(Zip Code)

(310) 577-0200
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report.)

Item 5.     Other Events

             On November 2, 2000, Digital Lava increased the size of its Board of Directors to five (5) directors and elected Mark Mangiola to serve as a director.

Item 7.     Financial Statements and Exhibits

(c)     Exhibits

          99.1. Press release dated November 7, 2000

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL LAVA INC.

Date: November 7, 2000	By:	/s/ Danny Gampe

	Name:	Danny Gampe
	Title:	Chief Financial Officer